UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2014 (January 7, 2014)

Union Pacific Corporation

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 7, 2014, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $300,000,000 in aggregate principal amount of its 2.250% Notes due 2019 (the “2019 Notes”), $400,000,000 in aggregate principal amount of its 3.750% Notes due 2024 (the “2024 Notes”), and $300,000,000 in aggregate principal amount of its 4.850% Notes due 2044 (with the 2019 Notes and the 2024 Notes, the “Notes”). The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-186548). The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated January 7, 2014, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes. Also attached as Exhibit 5.1 is an opinion of James J. Theisen, Jr., Associate General Counsel to the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.	Underwriting Agreement (including Terms Agreement), dated January 7, 2014, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the several underwriters relating to the $300,000,000 2.250% Notes due 2019, $400,000,000 3.750% Notes due 2024, and $300,000,000 4.850% Notes due 2044.

4.1.	Form of 2.250% Note due 2019.

4.2	Form of 3.75% Note due 2024.

4.3	Form of 4.850% Note due 2044.

5.1.	Opinion of James J. Theisen, Jr., Associate General Counsel to the Company regarding certain aspects of the legality of the Notes.

23.1.	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2014

UNION PACIFIC CORPORATION

By:	/s/ James J. Theisen, Jr.
James J. Theisen, Jr.
Associate General Counsel

Exhibit Index

1.1.	Underwriting Agreement (including Terms Agreement), dated January 7, 2014, between the Company and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the several underwriters relating to the $300,000,000 2.250% Notes due 2019, $400,000,000 3.750% Notes due 2024, and $300,000,000 4.850% Notes due 2044.

4.1.	Form of 2.250% Note due 2019.

4.2	Form of 3.75% Note due 2024.

4.3	Form of 4.850% Note due 2044.

5.1.	Opinion of James J. Theisen, Jr., Associate General Counsel to the Company, regarding certain aspects of the legality of the Notes.

23.1.	Consent of James J. Theisen, Jr. (included as part of Exhibit 5.1).